Exhibit 99.B(16)(b)

POWER OF ATTORNEY

                KNOW ALL MEN BY THESE PRESENTS:

                WHEREAS, TOUCHSTONE STRATEGIC TRUST, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the “Trust”), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

                WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

                NOW, THEREFORE, the undersigned hereby constitutes and appoints JAY S. FITTON and FRANK L. NEWBAUER, and each of them, his attorneys for him and in his name, place and stead, to execute and file any registration statements on Form N-14, including the Form N-14 filed on September 18, 2007 relating to the reorganization of the Trust’s Small Cap Growth Fund, amended registration statement or statements and amended prospectus(es) or any proxy solicitation materials pursuant to Section 14, including preliminary and definitive proxy statements or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of September, 2007.

/s/ John P. Zanotti
JOHN P. ZANOTTI
Trustee

STATE OF OHIO	)
) ss:
COUNTY OF HAMILTON	)

                On the 19th day of September, 2007, personally appeared before me, JOHN P. ZANOTTI, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

                WITNESS my hand and official seal this 19th day of September, 2007.

/s/ Kristen E. Hertzer
Notary Public

POWER OF ATTORNEY

                KNOW ALL MEN BY THESE PRESENTS:

                WHEREAS, TOUCHSTONE STRATEGIC TRUST, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the “Trust”), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

                WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

                NOW, THEREFORE, the undersigned hereby constitutes and appoints JAY S. FITTON and FRANK L. NEWBAUER, and each of them, his attorneys for him and in his name, place and stead, to execute and file any registration statements on Form N-14, including the Form N-14 filed on September 18, 2007 relating to the reorganization of the Trust’s Small Cap Growth Fund, amended registration statement or statements and amended prospectus(es) or any proxy solicitation materials pursuant to Section 14, including preliminary and definitive proxy statements or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of September, 2007.

/s/ Donald C. Siekmann
DONALD C. SIEKMANN
Trustee

STATE OF OHIO	)
) ss:
COUNTY OF HAMILTON	)

                On the 20th day of September, 2007, personally appeared before me, DONALD C. SIEKMANN, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

                WITNESS my hand and official seal this 20th day of September, 2007.

/s/ Wanda Tepe
Notary Public

POWER OF ATTORNEY

                KNOW ALL MEN BY THESE PRESENTS:

                WHEREAS, TOUCHSTONE STRATEGIC TRUST, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the “Trust”), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

                WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

                NOW, THEREFORE, the undersigned hereby constitutes and appoints JAY S. FITTON and FRANK L. NEWBAUER, and each of them, his attorneys for him and in his name, place and stead, to execute and file any registration statements on Form N-14, including the Form N-14 filed on September 18, 2007 relating to the reorganization of the Trust’s Small Cap Growth Fund, amended registration statement or statements and amended prospectus(es) or any proxy solicitation materials pursuant to Section 14, including preliminary and definitive proxy statements or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of September, 2007.

/s/ Phillip R. Cox
PHILLIP R. COX
Trustee

STATE OF OHIO	)
) ss:
COUNTY OF HAMILTON	)

                On the 19th day of September, 2007, personally appeared before me, PHILLIP R. COX, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

                WITNESS my hand and official seal this 19th day of September, 2007.

/s/ Patrick E. Connor
Notary Public